EXHIBIT 99.1
FOR RELEASE ON: April 21, 2011 at 7:30 a.m. ET

CONTACT:	Dan Behrendt
Chief Financial Officer
TASER International, Inc.
(480) 905-2000
TASER International Reports First Quarter Results
Company Generates $4.3 Million in Cash on $23.1 Million in Revenue
SCOTTSDALE, Ariz., April 21, 2011 — TASER International, Inc. (NASDAQ: TASR), today announced financial results for the first quarter of 2011 ended March 31, 2011.
Q1 2011 Financial Summary:
•
Net sales were $23.1 million in the quarter, a decrease of $0.7 million or 3% compared to first quarter 2010 sales of $23.8 million. The decrease in net sales was driven by fewer individually significant international orders.

•
Gross margin declined to 52.8% in the first quarter of 2011, compared to 56.6% in the same period last year. Following the official launch of Evidence.com, data center operating and software maintenance costs are included in cost of sales, which reduced gross margin as a percent of sales by 5.0% (from 57.8% before data center operations and software maintenance to 52.8% net). Excluding these costs, the improvement in gross margin on the base business was driven by more efficient operations with reductions in rework and scrap expense.

•
Sales, general and administrative (SG&A) expenses of $9.3 million in the first quarter of 2011 decreased 9%, or $1.0 million, compared to the first quarter of 2010, a result of tighter cost-control measures implemented by the Company in the second half of 2010.

•
Research and development (R&D) expenses decreased $1.4 million to $2.8 million in the first quarter of 2011, a 33% decrease from the same period last year. The reduction is partially attributed to costs in the prior year for the AXON product as well as the impact of cost-reduction measures. Additionally, the launch of Evidence.com resulted in the Company including $1.2 million of expenses in cost of products sold for ongoing delivery and maintenance of the product, some of which were previously included in R&D in the first quarter of 2010.

•
Adjusted operating income, which excludes the impact of stock-based compensation charges and depreciation and amortization, was $3.1 million for the first quarter of 2011, a $1.5 million, or 94% increase from adjusted operating income of $1.6 million in the first quarter of 2010. GAAP income from operations was $0.1 million for the quarter, compared to a loss from operations of $0.9 million for the first quarter of 2010.

•	Net income for the first quarter of 2011 was $20,000 or $0.00 per share on a basic and diluted basis.
•
The Company generated $4.3 million in cash from operating activities in the first quarter and spent $5.1 million on the repurchase of common stock. Cash, cash equivalents and investments were $41.6 million at the end of the first quarter of 2011 and the Company has no debt recorded on its balance sheet.

Other significant events:
•
On April 17, truTV premiered the new television series POLICE POV, which features footage captured by the TASER® AXON™ on-officer camera system. Utilizing law enforcement video from the point of view of the officer, the series launches a new era of law enforcement television programming with the next bold leap in first-person action with POLICE POV.

•
On April 20, 2011 we unveiled the new TASER® X2™ a high performance handheld electronic control device (ECD). The TASER X2 ECD is the most customer-driven ECD ever developed and incorporates the capabilities most requested by law enforcement professionals. It is cost effective, simple to use, and similar in size to the current TASER flagship product, the TASER X26. The X2 features a second shot for instant miss recovery, dual LASERs for improved accuracy, enhanced power magazine with more than 500 firings, and a warning arc that helps prevents conflict from escalating — all in a small, compact size and competitively priced at under $1,000. The TASER X2 will begin shipping in the second quarter.

“We’ve started 2011 on solid ground with improved profitability, tighter control of our costs and improving sales of our unique new product offerings,” commented Rick Smith, CEO of TASER International, Inc. “During the first quarter, we saw steady demand for our products both domestically and abroad with multiple, significant orders. Further, I am pleased to report that five new agencies have purchased the TASER AXON and Evidence.com solution — which is showcased in the new television series POLICE POV. Just this week, we announced the new TASER X2. Based on extensive customer feedback in the design and development process, we believe the X2 creates a compelling value for our extensive installed base of TASER users to upgrade to the newest technology.”
“I am also pleased to report that we purchased $5.1 million dollars of Company stock immediately following the Board’s authorization of $12.5 million. We believe that the Company’s strong cash position together with its cash generation capabilities and substantial growth prospects justify a stock buy-back program to return cash to stockholders.”
The Company will host its first quarter 2011 earnings conference call on Thursday, April 21, 2011 at 11:00 a.m. ET. To access the audio teleconference, please dial: 1-800-798-2796 or 1-617-614-6204 for international callers. The pass code is 29907357.
Non-GAAP Measures
To supplement the Company’s Statements of Operations presented in accordance with GAAP, we are presenting non-GAAP measures of certain components of financial performance. We have presented these measures for our investors to be better able to compare our current results with those of previous periods and have shown a reconciliation of GAAP to the non-GAAP financial measures in the tables at the end of this release. These non-GAAP measures include the impact of non-cash stock-based compensation expense, depreciation and amortization. We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenses and expenditures that may not be indicative of our “recurring core business operating results,” meaning our operating performance excluding non-cash charges, such as stock-based compensation, depreciation and amortization and other discrete charges that are infrequent in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance and liquidity.

Caution on Use of Non-GAAP Measures
As noted previously, these non-GAAP financial measures are not consistent with GAAP because they do not reflect the impact of other non-cash charges. Management believes investors will benefit from greater transparency in referring to these non-GAAP financial measures when assessing the Company’s operating results, as well as when forecasting and analyzing future periods. However, management recognizes that:
•	these non-GAAP financial measures are limited in their usefulness and should be considered only as a supplement to the Company’s GAAP financial measures;

•	these non-GAAP financial measures should not be considered in isolation from, or as a substitute for, the Company’s GAAP financial measures;

•	these non-GAAP financial measures should not be considered to be superior to the Company’s GAAP financial measures; and

•
these non-GAAP financial measures were not prepared in accordance with GAAP and investors should not assume that the non-GAAP financial measures presented in this earnings release were prepared under a comprehensive set of rules or principles.

Further, these non-GAAP financial measures may be unique to the Company, as they may be different from non-GAAP financial measures used by other companies. As such, this presentation of non-GAAP financial measures may not enhance the comparability of the Company’s results to the results of other companies.
A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure or measures appears at the end of this press release.
About TASER International, Inc.
TASER International, Inc., (Nasdaq:TASR) is a global provider of safety technologies that prevent conflict and protect life. More than 16,000 public safety agencies in 40 countries rely on TASER electronic control devices (ECDs) and AXON™ on-officer camera systems to help protect and serve. TASER innovations benefit individuals and families too; providing personal protection and accountability while maintaining regard for life. Since 1994, more than 230,000 individuals have relied on TASER technology as a means for effective personal safety. Learn more about TASER International and its solutions at www.TASER.com, www.Evidence.com and www.Protector.com or by calling (800) 978-2737. Be a part of the TASER community by joining us on Facebook, Twitter and YouTube.
TASER, the TASER logo, AXON, X26, X2 and Evidence.com are trademarks of TASER International, Inc. Other Company and product names may be trademarks of their respective owners.
Note to Investors
To review the TASER International Safe Harbor Statement, please visit our Investor Relations Safe Harbor Statement at www.TASER.com/safeharbor.
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements, without limitation, regarding our expectations, beliefs, intentions or strategies regarding the future. We intend that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. The forward-looking information is based upon current information and expectations regarding TASER International, Inc. These estimates and statements speak only as of the date on which they are made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Such forward-looking statements relate to: expected revenue and earnings growth; estimations regarding the size of our target markets; successful penetration of the law enforcement market; expansion of product sales to the private security, military and consumer self-defense markets; growth expectations for new and existing accounts; expansion of production capability; new product introductions; product safety and our business model. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements herein.

TASER International assumes no obligation to update the information contained in this press release. These statements are qualified by important factors that could cause our actual results to differ materially from those reflected by the forward-looking statements. Such factors include but are not limited to: (1) market acceptance of our products; (2) our ability to establish and expand direct and indirect distribution channels; (3) our ability to attract and retain the endorsement of key opinion-leaders in the law enforcement community; (4) the level of product technology and price competition for our products; (5) the degree and rate of growth of the markets in which we compete and the accompanying demand for our products; (6) risks associated with rapid technological change and new product introductions; (7) competition; (8) litigation including lawsuits resulting from alleged product related injuries and death; (9) media publicity concerning allegations of deaths and injuries occurring after use of the TASER device and the negative effect this publicity could have on our sales; (10) TASER device tests and reports; (11) product quality; (12) implementation of manufacturing automation; (13) potential fluctuations in our quarterly operating results; (14) financial and budgetary constraints of prospects and customers; (15) potential delays in international and domestics orders; (16) dependence upon sole and limited source suppliers; (17) negative reports concerning the TASER device; (18) fluctuations in component pricing; (19) government regulations and inquiries; (20) dependence upon key employees and our ability to retain employees; (21) execution and implementation risks of new technology; (22) ramping manufacturing production to meet demand; (23) medical and safety studies; (24) field test results; and (25) other factors detailed in our filings with the Securities and Exchange Commission, including, without limitation, those factors detailed in the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.
For investor relations information please contact Katie Pyra by phone at 480-515-6330 or via email at IR@TASER.com, or Dan Behrendt, Chief Financial Officer of TASER International, Inc., 480-905-2002.
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TASER International, Inc.
Consolidated Statements of Operations
(Unaudited)

	For the Three Months Ended
	March 31, 2011	March 31, 2010

Net Sales	$23,116,949	23,843,901
Cost of Products Sold	10,908,085	10,353,480

Gross Margin	12,208,864	13,490,421

Sales, general and administrative expenses	9,346,214	10,299,154
Research and development expenses	2,752,465	4,139,916

Income (loss) from operations	110,185	(948,649)

Interest and other income, net	26,322	7,899

Income (loss) before provision for income taxes	136,507	(940,750)
Provision (benefit) for income taxes	116,775	(448,145)

Net Income (loss)	$19,732	(492,605)

Income (loss) per common and common equivalent shares
Basic	$0.00	$(0.01)
Diluted	$0.00	$(0.01)

Weighted average number of common and common equivalent shares outstanding
Basic	62,409,267	62,332,170
Diluted	63,250,334	62,332,170

TASER International, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)

	For the Three Months Ended
	March 31, 2011	March 31, 2010

GAAP Income (loss) from operations	$110,185	(948,649)
Stock-based compensation expense (a)	962,916	1,009,594
Depreciation and amortization	2,068,092	1,540,157

Adjusted operating income	$3,141,193	1,601,102

a) Results include stock-based compensation as follows:

	For the Three Months Ended
	March 31, 2011	March 31, 2010

Cost of products sold	$53,003	71,509
Sales, general and administrative expenses	723,179	798,126
Research and development expenses	186,734	139,959

	$962,916	1,009,594

TASER International, Inc.
Consolidated Balance Sheets
(Unaudited)

	March 31, 2011	December 31, 2010
Assets

Current assets:
Cash and cash equivalents	$31,811,600	$42,684,241
Short-term investments	9,785,345	—
Accounts receivable, net of allowance of $200,000 in 2011 and 2010, respectively	11,597,028	13,542,535
Inventory	16,280,046	17,815,405
Prepaid expenses and other assets	3,061,525	1,999,525
Deferred income tax assets, net	6,224,559	6,284,489

Total current assets	78,760,103	82,326,195

Property and equipment, net	34,346,259	35,905,765
Deferred income tax assets, net	13,819,753	13,919,753
Intangible assets	3,135,289	3,090,876
Other long-term assets	1,007,357	944,346

Total assets	$131,068,761	$136,186,935

Liabilities and stockholders’ equity

Current liabilities:

Accounts payable	$4,069,174	$4,550,789
Accrued liabilities	3,579,765	3,759,800
Current portion of deferred revenue	3,292,341	3,265,260
Customer deposits	306,470	372,145

Total current liabilities	11,247,750	11,947,994

Deferred revenue, net of current portion	4,028,577	4,392,860
Liability for unrecognized tax benefits	2,283,122	2,281,840

Total liabilities	17,559,449	18,622,694

Stockholders’ equity
Preferred stock, $0.00001 par value per share; 25 million shares authorized; no shares issued and outstanding at March 31, 2011 and December 31, 2010, respectively	—	—
Common stock, $0.00001 par value per share; 200 million shares authorized; 61,376,036 and 62,119,063 shares issued and outstanding at March 31, 2011 and December 31, 2010, respectively	635	647
Additional paid-in capital	98,088,925	97,122,085
Treasury stock, 3,341,500 shares at March 31, 2011 and December 31, 2010	(19,769,874)	(14,708,237)
Retained earnings	35,204,923	35,185,191
Accumulated other comprehensive income/(loss)	(15,297)	(35,445)

Total stockholders’ equity	113,509,312	117,564,241

Total liabilities and stockholders’ equity	$131,068,761	$136,186,935

TASER International, Inc.
Selected Consolidated Statement of Cash Flows Information
(Unaudited)

	For the Three Months Ended
	March 31, 2011	March 31, 2010

Net income (loss)	$19,732	$(492,605)
Depreciation and amortization	2,068,092	1,540,157
Stock-based compensation expense	962,916	1,009,594
Net cash provided (used) by operating activities	4,343,560	(6,665,927)
Net cash used by investing activities	(10,185,423)	(2,370,259)
Net cash (used) provided by financing activities	(5,057,726)	957,836
Cash and cash equivalents, end of period	$31,811,600	$37,425,947